WASTE CONNECTIONS REPORTS SECOND QUARTER 2005 RESULTS

    Reports income and earnings per share from continuing operations of $21.8 million and $0.45, respectively
    Reports internal growth of 3.1% price and 2.0% volume
    Reports YTD free cash flow of $55.1 million, or 16.0% of revenue

  FOLSOM, CA, July 25, 2005 - Waste Connections, Inc. (NYSE: WCN) today announced second quarter earnings from continuing operations of $0.45 per share on a diluted basis of 48.6 million shares, an increase of 15.4% over diluted earnings per share from continuing operations of $0.39 in the year ago period. Revenue for the second quarter of 2005 was $180.3 million, a 15.5% increase over revenue of $156.1 million in the second quarter of 2004. Operating income for the second quarter of 2005 was $43.6 million, a 7.9% increase over operating income of $40.4 million in the second quarter of 2004. Income from continuing operations in the quarter was $21.8 million, a 12.9% increase over income from continuing operations of $19.3 million in the year ago period. The year ago period included $1.5 million pre-tax expense ($1.1 million net of taxes) for early retirement of convertible notes.

  For the six months ended June 30, 2005, revenue was $344.7 million, a 14.6% increase over revenue of $300.9 million in the year ago period. Operating income for the six months ended June 30, 2005, was $82.3 million, an 8.3% increase over operating income of $75.9 million for the same period in 2004. Income from continuing operations for the six months ended June 30, 2005, was $41.3 million, a 15.8% increase over income from continuing operations of $35.7 million in the prior year period. Diluted earnings per share from continuing operations for the six months ended June 30, 2005, was $0.85, an increase of 13.3% over diluted earnings per share from continuing operations of $0.75 in the year ago period. The year ago period included $1.5 million pre-tax expense ($1.1 million net of taxes) for early retirement of convertible notes.

  Ronald J. Mittelstaedt, Chairman and Chief Executive Officer, said, "Our consistent focus on pricing growth and an acceleration of volume growth enabled us to exceed the high end of expectations we laid out for the quarter. We expect this strength to continue into the third quarter. Additionally, we signed or closed tuck-in acquisitions in Kansas, Kentucky, Mississippi and Oklahoma that when combined with previously announced transactions, represent over $15 million of acquired annualized revenue year-to- date. We believe we are on pace to acquire between $40 million and $60 million of annualized revenue in the year. Our continued strong performance enabled us to reduce outstanding debt during the quarter despite funding acquisitions and repurchasing $26 million of common stock. Year-to-date, we have repurchased over $70 million of common stock, putting us well on our way to exceed our $100 million target for the full year."

  Waste Connections will be hosting a conference call related to second quarter earnings and third quarter outlook on July 26th at 8:30 A.M. Eastern Time. The call will be broadcast live over the Internet at www.streetevents.com and through a link on our web site at www.wasteconnections.com. A playback of the call will be available at both of these sites.

  Waste Connections, Inc. is an integrated solid waste services company that provides solid waste collection, transfer, disposal and recycling services in mostly secondary markets in the Western and Southern U.S. The Company serves more than one million residential, commercial and industrial customers from a network of operations in 22 states. The Company also provides intermodal services for the movement of containers in the Pacific Northwest. Waste Connections, Inc. was founded in September 1997 and is headquartered in Folsom, California.

  For more information, visit the Waste Connections web site at www.wasteconnections.com. Copies of financial literature, including this release, are available on the Waste Connections web site or through contacting us directly at (916) 608-8200.

  For non-GAAP measures, see accompanying Non-GAAP Reconciliation Schedule.

  In the second quarter of 2005, Waste Connections classified as discontinued operations the results of certain operations in Utah and California that were exited during the quarter. All periods presented have been restated to present the results for these operations as discontinued operations. In 2004, Waste Connections classified as discontinued operations the results of its Georgia operations and certain operations in Eastern Washington. Results for the 2004 periods also have been restated to present the results for these operations as discontinued operations.

  Certain statements contained in this press release are forward-looking in nature.  These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or comparable terminology, or by discussions of strategy.  Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements.  Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) Waste Connections may be unable to compete effectively with larger and better capitalized companies and governmental service providers, which may result in reduced volume and revenues and lower profits; (2) increases in Waste Connections' insurance costs and the amount that it self-insures for various risks could reduce its operating margins and reported earnings; (3) further increases in the price of fuel may adversely affect Waste Connections' business and earnings; (4) increases in labor and disposal and related transportation costs could reduce Waste Connections' operating margins; (5) Waste Connections may lose contracts through competitive bidding, early termination or governmental action, which would cause its volumes and revenues to decline; (6) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit Waste Connections' ability to grow through acquisitions; (7) Waste Connections' intermodal business could be adversely affected by steamship lines diverting business to ports other than those it services, by heightened security measures or actual or threatened terrorist attacks, or by other reductions or deteriorations in rail service, which could cause its intermodal revenues to decline; (8) Waste Connections' growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (9) Waste Connections' acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (10) Waste Connections' Amended and Restated Credit Agreement and other factors and considerations may limit the number of shares repurchased under Waste Connections' stock repurchase program; (11) the geographic concentration of Waste Connections' business makes its pricing growth and operating results vulnerable to economic and seasonal factors affecting the regions in which it operates; (12) Waste Connections volume growth may be limited by the inability to renew landfill operating permits, obtain new landfills and expand existing ones; (13) extensive and evolving environmental laws and regulations may restrict Waste Connections' operations and growth and increase its costs; and (14) Waste Connections may be subject in the normal course of business to judicial and administrative proceedings that could interrupt its operations, require expensive remediation and create negative publicity.  These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.  There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business.  Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

  - financial tables attached -

  CONTACT:

  Worthing Jackman / (916) 608-8266

  worthingj@wasteconnections.com

  WASTE CONNECTIONS, INC.
  CONSOLIDATED STATEMENTS OF INCOME
  THREE AND SIX MONTHS ENDED JUNE 30, 2004 AND 2005
   (Unaudited)
  (in thousands, except share and per share amounts)

                                                                 Three Months Ended             Six Months Ended
                                                                      June 30,                     June 30,
                                                             --------------------------   --------------------------
                                                                 2004          2005           2004          2005
                                                             ------------  ------------   ------------  ------------
Revenues                                                    $    156,050  $    180,265   $    300,874  $    344,709

Operating expenses:
 Cost of operations                                               87,469       103,616        169,010       197,766
 Selling, general and administrative                              14,899        17,096         29,892        34,237
 Depreciation and amortization                                    13,228        15,938         26,054        30,549
 Loss (gain) on sale of assets                                        19           (12)           (31)         (133)
                                                             ------------  ------------   ------------  ------------
Operating income                                                  40,435        43,627         75,949        82,290

Interest expense                                                  (5,174)       (5,575)       (11,998)      (10,510)
Minority interests                                                (3,054)       (3,426)        (5,685)       (6,114)
Other income (expense), net                                       (1,439)           65         (1,405)          171
                                                             ------------  ------------   ------------  ------------
Income from continuing operations before income tax               30,768        34,691         56,861        65,837

Income tax provision                                             (11,476)      (12,905)       (21,170)      (24,491)
                                                             ------------  ------------   ------------  ------------
Income from continuing operations                                 19,292        21,786         35,691        41,346
Loss from discontinued operations, net of tax                       (121)         (378)          (318)         (579)
                                                             ------------  ------------   ------------  ------------
Net income                                                  $     19,171  $     21,408   $     35,373  $     40,767
                                                             ============  ============   ============  ============

Basic earnings per common share:
   Continuing operations                                    $       0.41  $       0.47   $       0.79  $       0.88
   Discontinued operations                                         (0.01)        (0.01)         (0.01)        (0.01)
                                                             ------------  ------------   ------------  ------------
   Net income per common share                              $       0.40  $       0.46   $       0.78  $       0.87
                                                             ============  ============   ============  ============

Diluted earnings per common share (a):
   Continuing operations                                    $       0.39  $       0.45   $       0.75  $       0.85
   Discontinued operations                                            --         (0.01)            --         (0.01)
                                                             ------------  ------------   ------------  ------------
   Net income per common share                              $       0.39  $       0.44   $       0.75  $       0.84
                                                             ============  ============   ============  ============
Shares used in the per share calculations:
   Basic                                                      47,425,227    46,727,722     45,233,354    47,097,918
                                                             ============  ============   ============  ============
   Diluted                                                    49,443,469    48,558,866     49,692,267    48,709,641
                                                             ============  ============   ============  ============

  (a) Diluted earnings per share assumes conversion of the 5.5% Convertible Subordinated Notes due 2006 prior to its redemption on April 15, 2004. The interest expense related to these notes, net of tax effects, for the three and six months ended June 30, 2004 was $231 and $1,707, respectively.

  WASTE CONNECTIONS, INC.
  CONDENSED CONSOLIDATED BALANCE SHEETS
  (Unaudited)
  (in thousands, except share and per share amounts)

                                                                          December 31,     June 30,
                                                                            2004           2005
                                                                        -------------  -------------
ASSETS
Current assets:
 Cash and equivalents                                                  $       3,610  $       7,397
 Accounts receivable, less allowance for doubtful accounts of $2,414
  and $2,096 at December 31, 2004 and June 30, 2005, respectively             80,864         87,016
 Deferred tax assets                                                              --          5,029
 Prepaid expenses and other current assets                                    17,008         13,102
                                                                        -------------  -------------
  Total current assets                                                       101,482        112,544

Property and equipment, net                                                  640,730        651,812
Goodwill                                                                     642,773        666,433
Intangible assets, net                                                        68,741         67,672
Restricted  cash                                                              14,159         13,369
Other assets, net                                                             23,598         29,371
                                                                        -------------  -------------
                                                                       $   1,491,483  $   1,541,201
                                                                        =============  =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                      $      34,280  $      40,841
 Book overdraft                                                                8,661          1,919
 Accrued liabilities                                                          38,780         41,546
 Deferred revenue                                                             24,155         27,074
 Current portion of long-term debt and notes payable                           9,266          9,793
                                                                        -------------  -------------
       Total current liabilities                                             115,142        121,173

Long-term debt and notes payable                                             489,343        498,689
Other long-term liabilities                                                    9,020         18,490
Deferred income taxes                                                        146,035        169,598
                                                                        -------------  -------------
      Total liabilities                                                      759,540        807,950

Commitments and contingencies
Minority interests                                                            24,421         25,193

Stockholders' equity:
Preferred stock: $0.01 par value; 7,500,000 shares authorized;
      none issued and outstanding                                                 --             --
Common stock: $0.01 par value; 100,000,000 shares authorized;
      47,605,791 and 47,548,631 shares issued and outstanding at
      December 31, 2004 and June 30, 2005, respectively                          476            475
Additional paid-in capital                                                   444,404        429,664
Deferred stock compensation                                                   (1,598)        (1,411)
Treasury stock at cost, 739,505 shares outstanding at June 30, 2005               --        (26,159)
Retained earnings                                                            261,365        302,132
Accumulated other comprehensive income                                         2,875          3,357
                                                                        -------------  -------------
 Total stockholders' equity                                                  707,522        708,058
                                                                        -------------  -------------
                                                                       $   1,491,483  $   1,541,201
                                                                        =============  =============

  WASTE CONNECTIONS, INC.
  CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
  SIX MONTHS ENDED JUNE 30, 2004 AND 2005
  (Unaudited)
  (Dollars in thousands)

                                                                                  Six Months Ended
                                                                                     June 30,
                                                                           --------------------------
                                                                               2004          2005
                                                                           ------------  ------------
Cash flows from operating activities:
Net income                                                                $     35,373  $     40,767
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Gain on disposal of assets                                                   (92)         (330)
      Depreciation                                                              26,054        29,538
      Amortization of intangibles                                                1,241         1,261
      Deferred income taxes, net of acquisitions                                 9,896        (4,097)
      Minority interests                                                         5,685         6,114
      Amortization of debt issuance costs                                        1,388           861
      Stock-based compensation                                                     453           511
      Interest income on restricted cash                                          (153)         (169)
      Closure and post-closure accretion                                           205           342
      Tax benefit on the exercise of stock options                               3,419         6,443
      Net change in operating assets and liabilities, net of acquisitions        2,704        16,243
                                                                           ------------  ------------
Net cash provided by operating activities                                       86,173        97,484
                                                                           ------------  ------------
Cash flows from investing activities:
   Payments for acquisitions, net of cash acquired                             (12,373)      (12,854)
   Capital expenditures for property and equipment                             (33,895)      (34,271)
   Proceeds from disposal of assets                                                752         3,933
   Net change in other assets                                                    3,949           802
                                                                           ------------  ------------
Net cash used in investing activities                                          (41,567)      (42,390)
                                                                           ------------  ------------
Cash flows from financing activities:
   Proceeds from long-term debt                                                107,500        70,064
   Principal payments on notes payable and long-term debt                     (134,960)      (61,960)
   Change in book overdraft                                                     (2,025)       (6,742)
   Proceeds from option and warrant exercises                                   19,278        23,813
   Distributions to minority interest holders                                   (5,929)       (5,341)
   Payments for repurchase of common stock                                     (27,910)      (71,101)
   Debt issuance costs                                                            (267)          (40)
                                                                           ------------  ------------
Net cash used in financing activities                                          (44,313)      (51,307)
                                                                           ------------  ------------
Net increase in cash and equivalents                                               293         3,787
Cash and equivalents at beginning of period                                      5,276         3,610
                                                                           ------------  ------------
Cash and equivalents at end of period                                     $      5,569  $      7,397
                                                                           ============  ============

  ADDITIONAL STATISTICS
  THREE MONTHS ENDED JUNE 30, 2005
  (Dollars in thousands)

  Internal Growth: The following table reflects revenue growth for operations owned for at least 12 months:

          Price                                                                 3.1%
          Volume                                                                2.0%
          Recycling                                                             0.2%
                                                                   -----------------
          Total                                                                 5.3%
                                                                   =================

  Uneliminated Revenue Breakdown:

          Collection                                              $         126,485            61.3%
          Disposal and Transfer                                              59,654            28.9%
          Intermodal                                                         10,193             4.9%
          Recycling and Other                                                10,005             4.9%
                                                                   -----------------   -------------
          Total                                                   $         206,337           100.0%
                                                                   =================   =============

          Inter-company elimination                               $          26,072

  Days Sales Outstanding: 44

  Internalization: 71%

  Other Cash Flow Items:

  Cash Interest Paid: $ 4,093

  Cash Taxes Paid: $13,970

  Debt to Capitalization: 41.8%

  Total Debt divided by Total Debt plus Total Stockholders' Equity:
  ($498,689 + $9,793) /($498,689 + $9,793 + $708,058) = 41.8%

  Share Information for the three months ended June 30, 2005:

          Basic shares outstanding                                       46,727,722
          Dilutive effect of options and warrants                         1,230,130
          Dilutive effect of convertible notes                              576,015
          Dilutive effect of restricted stock                                24,999
                                                                   -----------------
          Diluted shares outstanding                                     48,558,866

          Shares repurchased                                                739,505

  NON-GAAP RECONCILIATION SCHEDULE
  THREE AND SIX MONTHS ENDED JUNE 30, 2005
  (in thousands)

  Free cash flow, a non-GAAP financial measure, is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. Waste Connections defines free cash flow as net cash provided by operating activities, plus cash proceeds from disposal of assets, plus or minus change in book overdraft, less capital expenditures and distributions to minority interest holders. This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures. Management uses free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate free cash flow differently.

  Free cash flow reconciliation:

                                                                   Three Months Ended  Six Months Ended
                                                                     June 30, 2005     June 30, 2005
                                                                   -----------------   -------------
          Net cash provided by operating activities               $          44,619   $      97,484
          Less: Change in book overdraft                                       (826)         (6,742)
          Plus: Cash proceeds from disposal of assets                         3,287           3,933
          Less: Capital expenditures for property and equipment             (19,957)        (34,271)
          Less: Distributions to minority interest holders                   (2,940)         (5,341)
                                                                   -----------------   -------------
          Free cash flow                                          $          24,183   $      55,063
                                                                   =================   =============

          Free cash flow as % revenues                                         13.4%           16.0%